EXHIBIT 10.2

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                              PATRON SYSTEMS, INC.

                               WARRANT TO PURCHASE

                               ____________ SHARES

                                 OF COMMON STOCK

                             (SUBJECT TO ADJUSTMENT)

                         (Void after September __, 2011)



BW NO: ____



         This  certifies  that for  value,  _______________________________,  or registered assigns (the "HOLDER"), is entitled, subject to the terms set forth below, at any time from and after September __, 2006 (the "ORIGINAL ISSUANCE DATE") and before 5:00 p.m., Eastern Time, on September __, 2011 (the
"EXPIRATION DATE"), to purchase from PATRON SYSTEMS, INC., a Delaware corporation (the "COMPANY"), __________________________ (______) shares (subject to adjustment as described herein), of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), upon surrender hereof, at the administrative office of the Company referred to below, with a duly executed subscription form in the form attached hereto as EXHIBIT A and simultaneous payment therefor in lawful, immediately available money of the United States or otherwise as hereinafter provided, at a per share exercise price of $___________ (the "PURCHASE PRICE").

         The Purchase Price is subject to further adjustment as provided below, and the term "COMMON STOCK" shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "WARRANTS," as used herein, shall mean this Warrant and any other Warrants delivered in substitution or exchange therefor as provided herein.

         This Warrant was issued in connection with the Company's private placement offering (the "OFFERING") of units ("UNITS"), each Unit consisting of
(i) twenty (20) shares of the Company's Series B Convertible Preferred Stock (the "PREFERRED STOCK") and (ii) a Warrant to purchase that number of shares of Common Stock which is equal to 50% of the conversion shares underlying the

Preferred Stock, on a thirty (30) Unit  ($3,000,000)  minimum amount and a fifty
(50) Unit ($5,000,000) maximum amount basis, as described in greater detail in the Company's Confidential Information Memorandum, dated August 29, 2006, as amended or supplemented from time to time (the "MEMORANDUM"). Laidlaw & Company
(UK) Ltd. acted as placement agent for the Offering. In the Offering, the Company sold the Units to "accredited investors" pursuant to Subscription Agreements.

         1.       EXERCISE.

                  A. This Warrant may be exercised at any time or from time to time from and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on the Expiration Date, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the administrative office of the Company, at 5775 Flatiron Parkway, Suite 230, Boulder, Colorado 80301, with the subscription form duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the terms of this Warrant, multiplied (b) by the Purchase Price. Payment of the Purchase Price shall be made by payment in immediately available funds. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares of Common Stock receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within two (2) business days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value (as defined below) on the date of exercise of one full share of Common Stock.

                  B. NET ISSUE EXERCISE. If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation set forth below), in lieu of exercising this Warrant for cash pursuant to SECTION 1(A) above, the Holder may elect to satisfy the Purchase Price by exchanging the Warrant for a number of shares of Common Stock computed using the following formula (such election being referred to herein as a "NET ISSUE EXERCISE ELECTION"):

                                      X =  Y(A-B)
                                           ------
                                             A

         Where             X =      the  number of shares of Common  Stock to be
                                    issued  to  the  Holder   pursuant  to  this
                                    SECTION 1.

                           Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation).

                           A = the Fair Market Value of one share of Common Stock (at the date of such calculation).

                           B =      the Exercise Price per share of Common Stock
                                    (as   adjusted   to   the   date   of   such
                                    calculation).

In the event that the Holder makes a Net Issue Exercise Election pursuant to this SECTION 1(B), the provisions of SECTION 1(A) regarding partial exercise and delivery obligations of the Holder and the Company, shall be fully applicable upon such election.

                  C. "FAIR MARKET VALUE" shall mean, as of any date: (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the twenty (20) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the NASDAQ Global Market ("NGM"), the average of the closing prices as reported on the NGM during the twenty (20) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NGM; or if applicable, the Nasdaq Capital Market ("NCM"), or if not then included for quotation on the NGM or the NCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board of the National Quotation Bureau, as the case may be; or (iii) if the shares of the Common Stock are not then publicly traded, the fair market price of the Common Stock as determined in good faith by at least a majority of the Board of Directors of the Company (the "BOARD").

         2. SHARES FULLY PAID; PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

         3. TRANSFER AND EXCHANGE. This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached as EXHIBIT B, payment of any necessary transfer tax or other governmental charge imposed upon such transfer and an opinion of counsel reasonably acceptable to the Company stating that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 ACT"). Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this

Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

                  This Warrant is exchangeable at such office for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

         4. ANTI-DILUTION PROVISIONS. The Purchase Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  A. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this SECTION 4(A) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  B. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this SECTION 4(B) as of the time of actual payment of such dividends or distributions.

                  C. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holders of Warrants shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Warrants been exercised to purchase Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this SECTION 4 with respect to the rights of the Holders of the Warrants.

                  D. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the exercise of the Warrants is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this SECTION 4), then and in any such event each Holder of Warrants shall have the right thereafter to exercise such Warrants to purchase the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock for which such Warrants could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  E. REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this SECTION 4) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holders of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon exercise would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this SECTION 4 with respect to the rights of the Holders of the Warrants after the reorganization, merger, consolidation or sale to the end that the provisions of this SECTION 4 (including adjustment of the Purchase Price then in effect and the number of shares purchasable upon exercise of the Warrants) shall be applicable after that event and be as nearly equivalent as may be practicable.

                  F.       SALE OF SHARES BELOW CONVERSION PRICE:

                           (1)      If  at  any  time  or  from   time  to  time
following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this SECTION 4(F) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in SECTION 4(A) above, for an Effective Price (as hereinafter defined) less than the then existing Conversion Price (as hereinafter defined), then and in each such case the then existing Purchase Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to one hundred percent (100%) of the Conversion Price as adjusted pursuant to Section 3(e) of the Company's Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock designating the rights, preferences and privileges of the Preferred Stock ("CERTIFICATE OF DESIGNATION").

                           (2)      For the  purpose  of making  any  adjustment
required under SECTION 4(F), the consideration received by the Company for any issue or sale of securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, (III) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

                           (3)      For the purpose of the  adjustment  required
under SECTION 4(F), if the Company issues or sells any rights, warrants or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "CONVERTIBLE SECURITIES") and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants, options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants, options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Purchase Price adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights, warrants, or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants, or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

                           (4)      For the purpose of the  adjustment  required
under SECTION 4(F), if the Company issues or sells, or is deemed by the express provisions of this SECTION 4 to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Conversion Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (3) above for the readjustment of the Purchase Price upon the expiration of rights, warrants or options or the rights of conversion or exchange of Convertible Securities shall apply MUTATIS mutandis to the rights, warrants options and Convertible Securities referred to in this paragraph (4).

                           (5)      "ADDITIONAL  SHARES OF COMMON  STOCK"  shall
mean all shares of Common Stock issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (I) shares of Common Stock issuable upon conversion of the Preferred Stock, (II) shares of Common Stock issuable upon exercise of the Warrants ("WARRANT SHARES"), (III) shares of Common Stock issuable upon exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise price other than pursuant to anti-dilution provisions), (IV) shares of Common Stock issued in connection with BONA FIDE acquisitions, mergers, joint ventures and other similar transactions approved by the Board, (V) shares of Common Stock issued pursuant to any event for which adjustment is made to the Purchase Price under SECTION 4 hereof or to the exercise price under the anti-dilution provisions of any warrants or convertible securities outstanding as of the Original Issuance Date or the Agent Warrants, and (VI) options, awards and shares of Common Stock or shares of Common Stock underlying options and other awards issued to employees, officers, directors, consultants, vendors or agents of the Company pursuant to the Company's 2006 Stock Incentive Plan. The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this
SECTION 4(F), into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this SECTION 4(F), for such Additional Shares of Common Stock.

                           (6)      Other  than  a  reduction  pursuant  to  its
applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the current Conversion Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of SECTIONS 4(F)(3), (4) and (5) shall apply thereto MUTATIS MUTANDIS.

                           (7)      Any  time  an  adjustment  is  made  to  the
Purchase Price pursuant to SECTION 4(F), a corresponding proportionate change shall be made to the number of shares of Common Stock issuable upon exercise of this Warrant.

                           (8)      "CONVERSION PRICE" shall mean the conversion
price of the Preferred Stock, as determined and adjusted pursuant to the terms of Section 3(e) of the Certificate of Designation, in effect immediately prior to the Company's issuance or sale of Additional Shares of Common Stock.

                  G. NO ADJUSTMENTS IN CERTAIN CIRCUMSTANCES. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this SECTION 4(G) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this
SECTION 4(G) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         5.       NOTICES OF RECORD DATE. In case:

                  A. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  B. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                  C. of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the

Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least ten
(10) days prior to the date therein specified.

         6. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         7. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Commons Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Purchase Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature, with respect to the issuance thereof.

         8. REGISTRATION RIGHTS AGREEMENT. The Holder of this Warrant is entitled to have the Warrant Shares registered for resale under the 1933 Act, pursuant to and in accordance with the Registration Rights Agreement dated as of the date hereof by and between the Holder and the Company.

         9. NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

         10. CHANGE; MODIFICATIONS; WAIVER. No terms of this Warrant may be amended, waived or modified except by the express written consent of the Company and the holders of not less than 50.1% of the then outstanding Warrants issued in connection with the Offering.

         11. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         12. GOVERNING LAW, ETC. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely and exclusively in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable legal fees and expenses.



Dated:
       -------------------------------------


                                    PATRON SYSTEMS, INC.


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

|_|      ________ shares of the Common Stock covered by such Warrant; or

|_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the net issue exercise procedure set forth in Section 1(B).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

|_|      $__________ in lawful money of the United States; and/or

|_| the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

|_| the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 1(B), to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the net issue exercise procedure set forth in Section 1(B).

         The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and be delivered to,
__________________________,             whose             address             is
_______________________________________.


Dated:
      ------------------------

                                    --------------------------------------------
                                    (Signature of Registered Owner


                                    --------------------------------------------
                                    (Street Address)

                                    --------------------------------------------
                                    (City / State / Zip Code)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT



         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

         NAME OF ASSIGNEE            ADDRESS                NUMBER OF SHARES



and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Patron Systems, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
      ------------------------


                                    --------------------------------------------
                                    (Signature)


                                    --------------------------------------------
                                    (Witness)


         The undersigned Assignee of the Warrant hereby makes to Patron Systems, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant and the Patron Systems, Inc. Registration Rights Agreement, dated as of ________ __, 2006, by and between Patron Systems, Inc. and the Holder.


Dated:
      ------------------------


                                    --------------------------------------------
                                    (Signature)